UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 15, 2018

                                  WADENA CORP.
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)

         Nevada                         333-227286
  -------------------------        ------------------         --------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
       of incorporation)                                     Identification No.)

                       750 N. San Vicente, Suite 800 West
                            West Hollywood, CA 90069
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (818) 855-8199


          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]


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Item 5.03   Amendment to Articles of Incorporation or Bylaws, Change in Fiscal
            Year.

     On  October  15,  2018 a  shareholder  owning a majority  of the  Company's
outstanding   shares  of  common  stock  amended  the   Company's   Articles  of
Incorporation to:

     o    change the name of the Company from Wadena, Corp. to Pierre Corp.

     o reverse split the Company's outstanding shares of common stock on a 5-for-1 basis.

     The  name   change  and  stock   split  will   become   effective   in  the
over-the-counter market following notification by FINRA of the effective date of the name change and stock split.




















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 16, 2018

                                 WADENA, CORP.



                                 By: /s/ J. Jacob Isaacs
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                                     J. Jacob Isaacs, Chief Executive Officer